UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2026 (September 16, 2026)
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (972) 443-4000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	The New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	The New York Stock Exchange
0.625% Senior Notes due 2028	CE /28	The New York Stock Exchange
5.337% Senior Notes due 2029	CE /29A	The New York Stock Exchange
5.000% Senior Notes due 2031	CE /31	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) On September 16, 2026, the Board of Directors (the "Board") of Celanese Corporation (the "Company") increased the size of the Board from 10 to 11 members and elected Luis Fernandez-Moreno as a director of the Company, in each case effective September 16, 2026.
Mr. Fernandez-Moreno has been elected to serve on the Board until the Company's 2027 Annual Meeting of Shareholders, at which time he is expected to be a nominee for election by the Company's shareholders. At this time, Mr. Fernandez-Moreno has not yet been appointed to any committee of the Board.
The Board has determined that Mr. Fernandez-Moreno (a) is an independent director within the meaning of the Securities Exchange Act of 1934, as amended, rules and regulations promulgated by the U.S. Securities and Exchange Commission (the "SEC") thereunder, and the listing standards of the New York Stock Exchange (the "NYSE") and (b) is not related to any officer or director of the Company nor is he a party to any transactions or relationships with the Company and its subsidiaries that require disclosure under Item 404(a) of Regulation S-K.
Mr. Fernandez-Moreno will be compensated in accordance with the Company's compensation practices for non-management directors. Mr. Fernandez-Moreno will also be reimbursed for expenses incurred on behalf of the Company, in accordance with Company policy.
There are no arrangements or understandings between Mr. Fernandez-Moreno and any other person pursuant to which he was elected as director.
On September 16, 2026, the Company issued a press release announcing the election of Mr. Fernandez-Moreno, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are being furnished herewith:

Exhibit Number
Description

99.1	Press Release dated September 16, 2026

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ ASHLEY B. DUFFIE
Name:	Ashley B. Duffie
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date:	September 16, 2026
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